U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANY

Investment Company Act File Number 811-23460

IDR Core Property Index Fund Ltd

(Exact name of registrant as specified in charter)

3 Summit Park Drive

Suite 450

Independence, OH 44131

(Address of Principal Executive Offices)

Gary A. Zdolshek

IDR Investment Management, LLC

3 Summit Park Drive

Suite 450

Independence, OH 44131

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (216) 622-0004

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

(a)

Core Property Index Fund Ltd

Annual Report

For the Year Ended June 30, 2022

IDR Core Property Index Fund Ltd

TABLE OF CONTENTS
For the Year Ended June 30, 2022

Management’s Discussion of Fund Performance	1
Report of Independent Registered Public Accounting Firm	2
Company Performance	3
Schedule of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Statement of Cash Flows	9
Financial Highlights	10
Notes to Financial Statements	11
Other Information	19
Management	20

This report is submitted for the general information of the stockholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

IDR Core Property Index Fund Ltd

Management’s Discussion of Fund Performance
June 30, 2022 (Unaudited)

Please find herein the summary of operations and audited financial statements of the IDR Core Property Index Fund LTD (“Index Fund”, “Fund” or “CPIF”) for the fiscal year ended June 30, 2022. Over the trailing 1-year period, the net total return of the Fund was 27.96% compared to 28.53% for the National Council of Investment Fiduciaries Open End Diversified Core Equity Index (“NFI-ODCE X Index”). For the quarter ended June 30, 2022, the Fund’s 4.64% net total return was slightly above the NFI-ODCE X Index net total return of 4.62%. The Index Fund added exposure to eight new Component Funds during the fiscal year ended June 30, 2022 with eleven Component Fund investments. The Index Fund made one additional commitment for future funding during the June 30, 2022 quarter and intends to increase exposure to more targeted Component Funds in the coming quarters. One small Component Fund was removed from the NFI-ODCE X Index during the quarter while another Component Fund joined, which resulted in the total number of Component Funds in the index remaining unchanged.

Property market fundamentals in the U.S. remain relatively strong amidst a less than optimistic macroeconomic outlook. Second quarter real GDP declined -0.9% on a seasonally adjusted basis, the second consecutive quarter of economic contraction. Despite a slowdown in economic activity, the labor market has shown resilience and posted an increase of 2.8 million nonfarm payroll jobs on a seasonally adjusted basis year-to-date. Furthermore, the unemployment rate remains healthy at 3.6% at the end of June. The Federal Reserve increased its target rate by 75 basis points in June as they attempt to tame record high inflation. So far this year the 10-year Treasury yield has risen from 1.5% to as high as 3.5%. As recession fears mount, the S&P 500 posted -16.1% returns in the second quarter and -10.6% returns over the trailing year. In contrast, private real estate performance posted an uncorrelated and positive double-digit return over the trailing year as noted above. As it has done historically, private real estate has provided strong real returns during the current period of elevated inflation. As the costs associated with new real estate construction continue to rise given price surges in materials, labor and energy, new supply of real estate will likely remain limited and allow fundamentals to remain in balance.

IDR Core Property Index Fund Ltd

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of
IDR Core Property Index Fund Ltd.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of IDR Core Property Index Fund Ltd. (the Company), including the schedule of investments, as of June 30, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from April 1, 2021 (commencement of operations) through June 30, 2021, and the related notes to the financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in net assets and the financial highlights for year then ended and for the period from April 1, 2021 (commencement of operations) through June 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2022, by correspondence with the underlying fund advisors. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more IDR Investment Management, LLC investment companies since 2020.

Denver, Colorado
August 29, 2022

IDR Core Property Index Fund Ltd

Company Performance
June 30, 2022 (Unaudited)

Performance of a $5,000,000 Investment

This graph compares a hypothetical $5,000,000 investment in the Company’s shares, made at its inception, with a similar investment in the NCREIF Fund Index - Open End Diversified Core Equity X. Results include the reinvestment of all dividends and capital gains.

The NCREIF Fund Index - Open End Diversified Core Equity X is an index of investment returns reporting on both a historical and current basis the results of open-end commingled funds pursuing a core real estate investment strategy, some of which have performance histories dating back to the 1970s. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as June 30, 2022	1 Year	Since Inception*
IDR Core Property Index Fund Ltd	27.96%	32.81%
NCREIF Fund Index - Open End Diversified Core Equity X	28.53%	33.30%

*	Commencement of operations for the IDR Core Property Index Fund Ltd was April 1, 2021.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1.210.459.7781.

For the Company’s current expense ratios, please refer to the Financial Highlights Section of this report. The Manager and the Company have entered into an operational expense limitation agreement (the “Expense Limitation”) under which the Manager has agreed, during the calendar quarter commencing July 1, 2021 and ending September 30, 2021 and during the calendar quarter commencing October 1, 2021 and ending December 31, 2021 and during the calendar quarter commencing January 1, 2022 and ending March 31, 2022 and during the calendar quarter commencing April 1, 2022 and ending June 30, 2022 (each a “Limitation Period”), to absorb the ordinary operating expenses of the Company (excluding interest, brokerage commissions and extraordinary expenses of the Company) (“Operating Expenses”) that exceed 0.20%, 0.00%, 0.00% and 0.02% per quarter, respectively, of the Company’s net assets attributable to interests in the Company at the end of the Limitation Period.

Returns reflect the reinvestment of distributions made by the Company, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Company distributions or the redemption of Company shares.

IDR Core Property Index Fund Ltd

Schedule of Investments
As of June 30, 2022

	Original Acquisition Date	Shares/ Units	Percent of Net Assets	Cost	Fair Value
PRIVATE REAL ESTATE INVESTMENT FUNDS — 99.0%
UNITED STATES OF AMERICA (a)(b) — 99.0%
ASB Allegiance Real Estate Fund, LP	12/31/2021	713	4.8%	$1,222,500	$1,363,109
BGO Diversified U.S. Property Fund, LP	10/1/2021	546	6.0%	1,400,000	1,692,423
Blackrock US Core Property Fund, L.P.	1/1/2022	n/a	4.7%	1,222,500	1,339,338
CBRE U.S. Core Partners, LP	12/31/2021	1,489,378	11.0%	2,960,000	3,094,141
Clarion Lion Properties Fund, LP	4/1/2021	1,484	10.8%	2,312,559	3,049,971
Invesco Core Real Estate - U.S.A., L.P.	4/1/2021	12	10.1%	2,258,408	2,839,733
JP Morgan Strategic Property Fund FIV2 (U.S.), LP	10/1/2021	342,441	16.8%	4,000,000	4,733,873
Prime Property Fund, LLC	6/30/2021	156	13.1%	3,000,000	3,696,357
PRISA LP (c)	4/1/2021	1,214	10.5%	2,213,093	2,954,828
RREEF America REIT II, Inc. (d)	1/1/2022	6,198	3.7%	935,000	1,033,940
Smart Markets Fund, L.P.	9/1/2021	999	7.5%	1,764,900	2,111,392

TOTAL PRIVATE REAL ESTATE INVESTMENT FUNDS				23,288,960	27,909,105

TOTAL INVESTMENTS — 99.0%				23,288,960	27,909,105
Other assets in excess of liabilities — 1.0%					294,172
NET ASSETS — 100%					$28,203,277

(a)

Restricted security. The total cost and fair value of these restricted investments as of June 30, 2022 was $23,288,960 and $27,909,105, respectively, which represents 99.0% of total net assets of the Company.

(b)	Redemptions permitted quarterly and redemption notices for the private real estate investment funds is 90 days.

(c)

As of June 30, 2022, PRISA LP held an investment in PRISA UHC LP, a U.S. domiciled private real estate investment fund. The fair value of the Company’s proportionate ownership of PRISA UHC LP as of June 30, 2022 was approximately $2.95 million, approximately 10.5% of the Company’s Net Assets.

(d)	The Company held unfunded commitments $165,000 as of June 30, 2022.

The accompanying notes are an integral part of these Financial Statements.

IDR Core Property Index Fund Ltd

SUMMARY OF INVESTMENTS
As of June 30, 2022

Security Type/Country of Incorporation	Percent of Net Assets
Private Real Estate Investment Funds
United States	99.0%
Total Private Real Estate Investment Funds	99.0%
Total Investments	99.0%
Other assets in excess of liabilities	1.0%
Net Assets	100.0%

The accompanying notes are an integral part of these Financial Statements.

IDR Core Property Index Fund Ltd

Statement of Assets and Liabilities
As of June 30, 2022

Assets:
Investments, at value (cost $23,288,960)	$27,909,105
Cash	1,942,252
Receivable from Manager	1,264,125
Distributions from investments receivable	125,480
Total assets	31,240,962

Liabilities:
Proceeds from sale of shares received in advance	1,775,000
Offering costs payable (see Note 2)	284,020
Organizational costs payable (see Note 2)	383,735
Professional fees payable	351,446
Directors’ fees payable	168,750
Chief Compliance Officer fees	6,329
Accrued other expenses	68,405
Total liabilities	3,037,685

Net Assets	$28,203,277

Components of Net Assets:
Paid-in capital (Common stock, $0.001 par value; 1,000,000,000 shares authorized)	$23,362,326
Total distributable earnings	4,840,951
Net Assets	$28,203,277

Class A Common Stock:
Net assets applicable to common shares outstanding	$28,203,277
Common shares issued and outstanding	2,204,797
Net asset value per share	$12.79

The accompanying notes are an integral part of these Financial Statements.

IDR Core Property Index Fund Ltd

Statement of Operations
For the Year Ended June 30, 2022

Investment Income:
Dividend income	$442,662
Total investment income	442,662

Expenses:
Offering costs (see Note 2)	621,802
Professional fees	258,063
Directors’ fees	135,000
Accounting and administration fees	87,550
Management fees	82,088
Chief Compliance Officer fees	63,987
Custodian fees	3,020
Other expenses	93,556
Total expenses	1,345,066
Management fees waived and other expenses reimbursed	(1,316,437)
Net expenses	28,629
Net investment income	414,033

Net Realized Gain and Change in Unrealized Appreciation:
Net realized gain on investments	14,820
Net change in unrealized appreciation on investments	4,391,003
Net realized gain and change in unrealized appreciation	4,405,823

Net Increase in Net Assets from Operations	$4,819,856

The accompanying notes are an integral part of these Financial Statements.

IDR Core Property Index Fund Ltd

Statements of Changes in Net Assets

	For the Year Ended June 30, 2022	For the Period April 1, 2021* through June 30, 2021
Changes in Net Assets from:
Operations:
Net investment income (loss)	$414,033	$(8,502)
Net realized gain on investments	14,820	728
Net change in unrealized appreciation on investments	4,391,003	229,142
Net increase in Net Assets from operations	4,819,856	221,368

Distributions to Shareholders:
Distributions:
Class A common stock	(197,967)	(2,306)
Return of capital:
Class A common stock	(310,786)	(56,044)
Total distributions to shareholders	(508,753)	(58,350)

Capital Transactions:
Proceeds from sale of shares:
Class A common stock	17,807,500	5,835,000
Reinvestment of distributions:
Class A common stock	84,956	1,700
Net increase in Net Assets from capital transactions	17,892,456	5,836,700

Total increase in Net Assets	22,203,559	5,999,718

Net Assets:
Beginning of year	5,999,718	—
End of year	$28,203,277	$5,999,718

Capital Share Transactions:
Shares sold:
Class A common stock	1,613,818	583,500
Shares reinvested:
Class A common stock	7,314	165
Net increase in capital share transactions	1,621,132	583,665

*	Commencement of operations.

The accompanying notes are an integral part of these Financial Statements.

IDR Core Property Index Fund Ltd

Statement of Cash Flows
For the Year Ended June 30, 2022

Cash flows from operating activities:
Net increase in Net Assets from operations	$4,819,856
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Capital called by Investment Funds	(14,554,900)
Capital distributions received from Investment Funds	70,898
Net realized gain on investments	(14,820)
Net change in unrealized appreciation on investments	(4,391,003)
Changes in operating assets and liabilities:
Increase in receivable from Manager	(323,423)
Increase in receivable for distributions from investments	(102,952)
Decrease in receivable for deferred operating costs	676,277
Decrease in offering costs payable	(544,749)
Decrease in organizational costs payable	(223,192)
Increase in professional fees payable	212,360
Increase in directors’ fees payable	135,000
Decrease in Chief Compliance Officer fees payable	(8,859)
Increase in accrued other expenses payable	35,052
Net cash used in operating activities	(14,214,455)

Cash flows from financing activities:
Proceeds from shares sold, including proceeds from sale of shares in advance	14,517,500
Distributions paid to shareholders, net of reinvestments and change in distributions payable	(480,447)
Net cash provided by financing activities	14,037,053

Net decrease in cash	(177,402)

Cash:
Beginning of year	2,119,654
End of year	$1,942,252

Non cash financing activities not included herein consist of $84,956 of reinvested dividends.

The accompanying notes are an integral part of these Financial Statements.

IDR Core Property Index Fund Ltd

Financial Highlights
Class A Common Stock

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2022	For the Period April 1, 2021* through June 30, 2021
Net asset value, beginning of period	$10.28	$10.00
Income from Investment Operations:
Net investment income (loss)	0.24	(0.01)
Net realized and unrealized gain	2.60	0.39
Total from investment operations	2.84	0.38

Less Distributions:
From net investment income	(0.13)	— [1]
From return of capital	(0.20)	(0.10)
Total distributions	(0.33)	(0.10)

Net asset value, end of period	$12.79	$10.28

Total Return[2]	27.96%	3.79%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$28,203	$6,000
Net investment income (loss) to average net assets[3]	2.05%	(0.58)%[6]
Ratio of gross expenses to average net assets[3,4]	6.66%	45.52%[6]
Ratio of expense waiver to average net assets[3]	(6.52)%	(42.78)%[6]
Ratio of net expenses to average net assets[3]	0.14%	2.74%[6]
Portfolio Turnover	0.39%	0%[5]

*	Commencement of operations.

[1]	Amount represents less than $0.01 per share.

[2]

Total Return based on net asset value per share is the combination of changes in net asset value per share and reinvested dividend income at net asset value per share, if any. Total returns would have been lower had the Manager not waived its fees and reimbursed expenses.

[3]	The ratios do not include investment income, management fees, performance fees or incentive allocations, or other expenses of the Investment Funds in which the Company invests.

[4]	Represents the ratio of expenses to average Net Assets absent fee waivers and/or expense reimbursement by the Adviser.

[5]	Not annualized.

[6]	Annualized, except for non-recurring expenses.

The accompanying notes are an integral part of these Financial Statements.

IDR Core Property Index Fund Ltd

Notes to Financial Statements
June 30, 2022

1. Organization

IDR Core Property Index Fund Ltd was organized as a Maryland corporation (the “Company”) on April 11, 2019 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as a closed-end non-diversified, management investment company. The Company intends to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a “real estate investment trust” pursuant to the Internal Revenue Code of 1986, as amended (the “Code”), Sections 856 through 860 (a “REIT”). The Company is managed by IDR Investment Management, LLC (the “Manager”). The Company’s registration statement permits it to offer two classes of shares known as the Class A Common Stock and Class B Common Stock. The Company commenced investment operations on April 1, 2021 with the Class A Common Stock. As of June 30, 2022, no Class B Common Stock had been sold.

The Company’s investment objective is to employ an indexing investment approach that seeks to track the NCREIF Fund Index — Open End Diversified Core Equity X (the “NFI-ODCE X” or the “NFI-ODCE X Index”) on a net-of-fee basis while minimizing tracking error. The Company will pursue its investment objective by investing primarily in real estate investment vehicles that comprise the NFI-ODCE X Index (the “Eligible Component Funds”), actively managing allocations to such Eligible Component Funds to approximate the relative weighting of such Eligible Component Funds within the NFI-ODCE X Index, and investing in short-term temporary investments and cash equivalents on an interim basis pending investment in Eligible Component Funds. In accordance with the foregoing, pending investment in Eligible Component Funds, the Company may invest excess cash in cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. The Company will attempt to replicate the target index by investing all, or substantially all, of its assets in the Eligible Component Funds that make up the NFI-ODCE X Index, holding each Eligible Component Fund in approximately the same proportion as its weighting in the NFI-ODCE X Index. The Company anticipates investing, under normal circumstances, at least 80% of its total assets in Eligible Component Funds that comprise the NFI-ODCE X Index. There can be no assurance the Company will achieve its investment objective.

The NCREIF Fund Index — Open End Diversified Core Equity (the “NFI-ODCE”) is the first fund index promulgated by the National Council of Real Estate Investment Fiduciaries (“NCREIF”). The NFI-ODCE is an index of investment returns reporting on both a historical and current basis the results of open-end commingled funds pursuing a core real estate investment strategy, some of which have performance histories dating back to the 1970s.

The NFI-ODCE is currently comprised of twenty-six component funds (the “Component Funds”). These Component Funds are generally defined as funds which purchase the four main property types (office, retail, apartments and industrial) in the U.S. using less than 35% leverage. The NFI-ODCE performance is reported on a capitalization-weighted and equal-weighted basis and returns are reported gross and net of fees. Performance measurement and reporting is time-weighted. The Manager has signed a licensing agreement with NCREIF to also provide the NFI-ODCE X Index as a secondary index which tracks only “Eligible Component Funds” (i.e., only those Component Funds that are not considered “group trusts”) that rely on Internal Revenue Service’s Revenue Ruling 81-100, as modified, from time to time, by the Internal Revenue Service. Under the above Revenue Ruling, the only investors that are permitted to invest in such group trusts are U.S. public and private pension plans and individual retirement accounts. The NFI-ODCE X Index is designed to provide investors that are not able to access all Component Funds in the NFI-ODCE Index a more accurate index to benchmark their core holdings.

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Company is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies and Accounting Standards Update (“ASU”) 2013-08. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

IDR Core Property Index Fund Ltd

NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

Valuation of Investments

The Board of Directors (“Board”) has established an Audit Committee to oversee the valuation of the Company’s investments on behalf of the Company. The Board has approved a valuation policy for the Company (the “Valuation Policy”). The Audit Committee recommends and the Board determines the fair value of the Company’s portfolio of assets on a quarterly basis in connection with the preparation of the Company’s financial statements and SEC reports as required by the 1940 Act. Among other factors, the Audit Committee and the Board may consider reports prepared by an independent valuation firm with respect to some or all of the Company’s portfolio assets when determining the value of the Company’s portfolio assets. All investments are recorded at fair value, as described in Note 5.

Investment Transactions, Interest and Dividends

Investment transactions are recorded on trade date. Realized gains and losses on investment transactions are determined on a specific identification basis and are included as net realized gain (loss) on investments in the accompanying statement of operations. The difference between the cost and the fair value of open investments is reflected as unrealized appreciation (depreciation) on investments, and any change in that amount from the prior period is reflected in the accompanying statement of operations. Interest income and expense is recognized under the accrual basis. Dividend income is recognized on the ex-dividend date.

Income from Investment Companies

Distributions received or receivable from investments in investment companies are evaluated by the Manager to determine if the distribution is income or a return of capital. Generally, income is not recorded unless the manager of the investment company has declared the distribution, there is cash available to make the distribution and there are accumulated earnings in excess of the amount recorded as income. Distributions classified as a return of capital are a reduction in the cost basis of the investment.

Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Company and do not reflect management fees, advisory fees, performance fees or incentive allocations, brokerage commissions and other expenses incurred by investment companies in which the Company is invested. These amounts are included in net change in unrealized appreciation on investments in the accompanying statement of operations. Also, included in the net change in unrealized appreciation on underlying investments is the Company’s allocable share of realized and unrealized gains or losses from underlying investments held by the investment companies.

Organizational and Offering Costs

The Manager has agreed to advance the Company’s organizational costs and offering costs. Organizational costs are expensed as incurred and are subject to recoupment by the Manager in accordance with the Company’s organization and offering expense limitation agreement discussed in Note 4. Offering costs, which are also subject to the Company’s organization and offering expense limitation agreement and discussed in Note 4, are amortized to expense over twelve months on a straight-line basis and have been fully amortized as of June 30, 2022.

Organizational costs consist of the costs of forming the Company, drafting of bylaws, administration, custody and transfer agency agreements and legal services in connection with the initial meeting of directors. Offering costs consist of the costs of preparing, reviewing and filing with the SEC the Company’s registration statement, the costs of preparing, reviewing and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering.

As of June 30, 2022, $621,802 has been expensed subject to the Company’s organization and offering expense limitation agreement.

Federal Income Taxes

The Company intends to qualify as a “real estate investment trust“ pursuant to the Code. The Company will be organized and operated in such a manner as to qualify for taxation as a REIT under the applicable provisions of the Code.

The Company’s qualification as a REIT depends upon the continuing satisfaction by the Company of requirements of the Code relating to qualification for REIT status. Some of these requirements depend upon actual operating results, distribution levels, diversity of stock ownership, asset composition, source of income and record keeping. Accordingly, while the Company intends to continue to qualify to be taxed as a REIT, the actual results of the Company or of certain subsidiaries that are also REITs (“REIT Subsidiaries”) for any

IDR Core Property Index Fund Ltd

NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

particular year might not satisfy these requirements since the ability to satisfy such requirements depends on the operations of the underlying Eligible Component Funds over which the Company has no control. The Company will not monitor the REIT Subsidiaries’ compliance with the requirements for REIT qualification.

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year ended December 31, 2021 or expected to be taken in the Company’s December 31, 2022 year-end tax returns. The Company identified its major tax jurisdictions as U.S. federal and Ohio where the Company makes significant investments; however, the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders

To the extent the Company has earnings available for distribution, it expects to distribute quarterly dividends. The specific tax characteristics of the Company’s distributions will be reported to shareholders after the end of the calendar year. The Company’s quarterly dividends, if any, will be authorized and determined by the Board.

The Company determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The Company has adopted a tax year end of December 31. The exact amount of distributable income for each tax year can only be determined at the end of the Company’s tax year ended December 31. Under Section 19 of the Investment Company Act, the Company is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Company assets are denominated.

The Company, in order to qualify as a REIT, is required to distribute dividends, other than capital gain dividends, to the Company’s shareholders in an amount at least equal to (1) the sum of (a) 90% of the Company’s “real estate investment trust taxable income,” computed without regard to the dividends paid deduction and the Company’s net capital gain, and (b) 90% of the Company’s net after-tax income, if any, from foreclosure property minus (2) the sum of certain items of non-cash income.

3. Principal Risks

Non-Diversified Status

The Company is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Company’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Company’s assets, losses suffered by such securities could result in a higher reduction in the Company’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Company may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Limited Liquidity

Stockholders (each, a “Stockholder” and collectively, the “Stockholders”) will have limited rights to redeem capital from the Company. As a result, a Stockholder that desires to liquidate his or her investment in the Company may be unable to do so within a given timeframe, if at all. Therefore, Stockholders must be prepared to bear the financial risks of an investment in shares of the Company for an indefinite period of time.

Credit Risk

Financial assets which potentially expose the Company to credit risk consist principally of cash and investments. The Company, at times, may maintain deposits with a single high-quality financial institution in amounts that are in excess of federally insured limits; however, the Company has not experienced, nor does it anticipate, incurring any losses in its cash accounts. Investments in other investment companies are subject to credit risk should those other investment companies be unable to fulfill their redemption obligations.

IDR Core Property Index Fund Ltd

NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

Market Risk

The Company invests in other investment companies which are subject to the terms of the respective investment companies’ agreements, private placement memoranda and other governing agreements. The Company’s investments in other investment companies are subject to the market and credit risks of investments held by those entities. The Company bears the risk of loss only to the extent of the cost of its respective investment in the other investment companies.

4. Investment Advisory Agreement and Other Agreements with Related Parties

IDR Investment Management, LLC serves as the Company’s investment adviser. Pursuant to the Management Agreement, the Company has agreed to pay the Manager the Management Fee for services rendered under the Management Agreement. The Management Fee is payable quarterly in arrears. Management Fees for any partial quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant quarter. The Management Fee will be calculated at an annual rate of 0.40% of the Company’s net assets at the end of the most recently completed calendar quarter. The Manager has agreed to waive 0.10% of its management fee that it would otherwise be entitled to under the Management Agreement during the first twenty-four months following the Company’s initial closing. As a result, the base management fee due under the Management Agreement will be 0.30% during such period through quarter ending March 31, 2023. For the year ended June 30, 2022, the Manager waived $20,522 of its management fee which is included in management fees waived and other expenses reimbursed in the statement of operations. The Manager will not be entitled to receive any other advisory fees (including any incentive fee) under the Management Agreement, other than the Management Fee.

The Manager has incurred and/or paid certain organizational and offering-related expenses (“O&O Expenses”) on behalf of the Company in connection with its formation and the private placement offering of shares of its Class A Common Stock, which amounts are reimbursable by the Company. The Manager and the Company have entered into an organization and offering expense limitation agreement (the “O&O Expense Limitation”) under which the Company shall only be required to reimburse the Manager for aggregate O&O Expenses incurred and/or paid on the Company’s behalf in an amount equal to 0.50% of the aggregate gross proceeds raised by the Company in connection with offer and sale of its shares of Class A Common Stock (the “Reimbursement Limit”) until all of the O&O Expenses incurred and/or paid by the Manager have been recovered; provided, that the reimbursement of any O&O Expenses in excess of the then current Reimbursement Limit shall be deferred until otherwise payable for a period of up to five (5) years following the date on which such O&O Expenses were originally incurred and/or paid by the Manager. For the year ended June 30, 2022, the amount of these potentially recoverable O&O expenses is $599,482 which is included in management fees waived and other expenses reimbursed in the statement of operations. At June 30, 2022, the total amount of these potentially recoverable O&O expenses is $1,443,240, which expire as follows:

June 30, 2026	$843,758
June 30, 2027	599,482
Total	$1,443,240

The Manager and the Company have entered into an operational expense limitation agreement (the “Expense Limitation”) under which the Manager has agreed, during the calendar quarter commencing July 1, 2021 and ending September 30, 2021 and during the calendar quarter commencing October 1, 2021 and ending December 31, 2021 and during the calendar quarter commencing January 1, 2022 and ending March 31, 2022 and during the calendar quarter commencing April 1, 2022 and ending June 30, 2022 (each a “Limitation Period”), to absorb the ordinary operating expenses of the Company (excluding interest, brokerage commissions and extraordinary expenses of the Company) (“Operating Expenses”) that exceed 0.20%, 0.00%, 0.00% and 0.02% per quarter, respectively, of the Company’s net assets attributable to interests in the Company at the end of the Limitation Period.

For the year ended June 30, 2022, the Manager absorbed operational expenses totaling $696,433 which is included in management fees waived and other expenses reimbursed in the statement of operations. The Company agrees to carry forward for a period not to exceed three (3) years from the end of the Limitation Period (the “Subsequent Reimbursement Period”) any Operating Expenses in excess of the Expense Limitation incurred during the Limitation Period that are paid or assumed by the Manager (or an affiliate of the Manager) pursuant to this Agreement (“Excess Operating Expenses”) and to reimburse the Manager (or an affiliate of the Manager) in the amount of such Excess Operating Expenses as set forth herein. Such reimbursement will be made as promptly as possible, but only to the extent it does not cause the Operating Expenses for any calendar quarter subsequent to the Limitation Period (a “Subsequent Quarter”) to exceed the applicable limitation on the Company’s Operating Expenses set forth in any expense limitation agreement

IDR Core Property Index Fund Ltd

NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

in form and substance similar to this Agreement (a “Subsequent Expense Limitation Agreement”) in effect with respect to such Subsequent Quarter (a “Subsequent Expense Limitation”), or in the absence of any Subsequent Expense Limitation Agreement, the Expense Limitation. At June 30, 2022, the total amount of these potentially recoverable expenses is $942,153, which expire as follows:

June 30, 2024	$245,720
September 30, 2024	256,844
December 31, 2024	31,485
March 31, 2025	185,650
June 30, 2025	222,454
Total	$942,153

ACA Group (Formerly Foreside Fund Officer Services, LLC) provides Chief Compliance Officer (“CCO”) services to the Company; UMB Fund Services, Inc. (“UMBFS”) serves as the Company’s fund accountant, transfer agent and administrator; Wilmington Savings Fund Society, FSB, serves as the Company’s custodian. The Company’s allocated fees incurred for services provided for the year ended June 30, 2022, are reported on the Statement of Operations.

Two Directors and certain Officers of the Company are also Officers of the Adviser. Trustees and Officers, who are affiliated with the Adviser are not compensated by the Company for their services.

5. Fair Value of Investments

ASC 820, Fair Value Measurements (“ASC 820”), defines fair value as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing the use of the most observable input when available. Observable inputs are inputs that market participants would use in pricing the asset and liability based on market data obtained from sources independent of the reporting entity; unobservable inputs are inputs that reflect the Company’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

A financial instrument level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value hierarchy, the hierarchy level is determined based on the lowest level input(s) that is (are) significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy that prioritize inputs to the valuation methods are as follows:

●	Level 1 – Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities.

●	Level 2 – Valuations based on quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.

●

Level 3 – Valuations based on inputs that are unobservable and deemed significant to the overall fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

Investments in other investment companies are valued at fair value based on the Company’s applicable percentage of ownership of the investment companies’ reported net assets as of the measurement date, which is a practical expedient for valuation and does not require these investments to be categorized within the fair value hierarchy as determined by the Manager. In determining fair value, the Manager utilizes valuations provided by the underlying investment companies. The underlying investment companies value securities, real estate and other financial instruments at fair value. The estimated fair values of certain investments of the underlying investment companies, which may include private placements, real estate and other securities for which prices are not readily available, are determined by the general partner or sponsor of the respective investment company and may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the estimated fair values may differ significantly from the values that would have been used had ready market existed for these investments. The fair value of the Company’s investments in other investment

IDR Core Property Index Fund Ltd

NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

companies generally represents the amount the Company would expect to receive if it were to liquidate its investment in the other investment companies excluding any redemption charges that may apply. As of June 30, 2022, the fair value of investments valued by the Company using the net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value is $27,909,105.

6. Federal Income Taxes

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gains or loss items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The Company’s tax year end is December 31, 2021. As such, the information in this section is as of the Company’s most recent tax year end.

The tax character of distributions paid for the tax year ended December 31, 2021 is as follows:

Distributions paid from:	Tax Year Ended December 31, 2021
Ordinary income	$89,391
Long-term capital gains	—
Total distributions paid	$89,391

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Company from the Investment Funds. The allocated taxable income is reported to the Company by the Investment Funds on Schedule K-1. The Company will not receive such Schedules K-1 for the year ended December 31, 2022 (the underlying Investment Funds’ year-end) until 2023; therefore, the tax basis of investments for 2022 activity will not be finalized by the Company until after December 31, 2022. As of December 31, 2021 and adjusted for activity known by the Company through fiscal year ended June 30, 2022, the tax cost, gross unrealized appreciation and depreciation, and net unrealized are as follows:

Cost of investments	$23,274,760
Gross unrealized appreciation	4,634,345
Gross unrealized depreciation	—
Net unrealized appreciation on investments	$4,634,345

7. Private Placements and Repurchases of Common Shares

The Company intends to conduct one or more private offerings (each, a “Private Placement”) of its Common Shares from time to time in order raise capital to invest in accordance with its investment objective. The Company intends to conduct such Private Placements in conformity with Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), or Regulation D promulgated thereunder, in order to permit the offer, issuance and sale of its Common Shares in connection therewith without registration under the Securities Act.

Eligible Investors

Common Shares will be offered only to eligible investors. This means that to purchase Common Shares of the Company, a prospective Stockholder will be required to certify that the Common Shares are being acquired by an “accredited investor”, as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. An “accredited investor” includes, among other investors, a natural person who has a net worth (or a joint net worth with that person’s spouse), excluding the value of such natural person’s primary residence, immediately prior to the time of purchase in excess of $1 million, or income in excess of $200,000 (or joint income with the investor’s spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year, and certain legal entities with total assets exceeding $5 million. Existing Stockholders seeking to purchase additional Common Shares will be required to qualify as eligible investors at the time of the additional purchase. The Manager may from time to time impose stricter or less stringent eligibility requirements. Common Shares may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Code.

IDR Core Property Index Fund Ltd

NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

Investor Subscriptions and Capital Calls

The Company intends to accept subscriptions from investors in connection with each Private Placement, pursuant to which such investors will commit to purchase up to an aggregate dollar amount of the Common Shares from time to time in one or more draw-downs of capital by the Company. The Company will generally draw down capital from subscribing investors and issue Common Shares to such investors on a quarterly basis (each, a “Capital Call”), depending upon availability of investments in Eligible Component Funds and the overall weighting of the Company’s portfolio relative to the NFI-ODCE Index. A portion of the proceeds of such Capital Calls may also be used by the Company to pay expenses, including any fees or expenses payable to the Manager under the Management Agreement or Administration Agreement. The Company will provide subscribing investors with no less than five (5) business days’ prior written notice of a Capital Call prior to the date on which any such capital contribution is due. Such Common Shares will initially be issued at a purchase price equal to $10 per Common Share, and thereafter at a purchase price equal to the Company’s then current NAV per Common Share. As a result, the number of Common Shares investors will receive in connection with each Capital Call will vary depending upon the Company’s then current NAV per Common Share.

Share Repurchase Program and Redemption Shares

Beginning with the first calendar quarter following the one-year anniversary of the date that the Company conducts its initial closing and acceptance of subscriptions, and on a quarterly basis thereafter, the Company intends to offer to repurchase Common Shares on such terms as may be determined by its Board, in its sole discretion, unless, in the judgment of the Board, such repurchases would not be in the Company’s best interests or would violate applicable law (the “Share Repurchase Program”). The Company will conduct such repurchase offers in accordance with the requirements of Regulation 14E and Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in reliance on Section 4(2) under the Securities Act, or Regulation D thereunder, the Securities Act and Section 23(c)(1) the 1940 Act. Any offer to repurchase shares will be conducted solely through tender offer materials delivered to each Stockholder and is not being made through this Registration Statement. In accordance with the requirements of Regulation M, the Company will not issue new Common Shares while a repurchase offer remains open.

The Company will limit the number of Common Shares to be repurchased under the Share Repurchase Program in any calendar year to 20% of the weighted average number of Common Shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of Common Shares that the Company offers to repurchase may be less in light of the limitations noted below. While the Company may, at the discretion of the Board, use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable quarter to repurchase Common Shares, given the illiquid nature of the Company’s investments, it generally expects to issue redeeming Stockholders shares of its Class B Common Stock (the “Redemption Shares”) on a one for one basis for each of its Common Shares repurchased in connection with the Share Repurchase Program. The Company expects to issue such Redemption Shares in connection with such repurchase offers in accordance with Section 4(2) under the Securities Act or Regulation D promulgated thereunder in order to permit the offer and issuance of such Redemption Shares without registration under the Securities Act.

Each Redemption Share will have the same NAV and be entitled to the same distributions as each of the Company’s Common Shares while outstanding. Such Redemption Shares will be redeemable at the Company’s discretion at their then current NAV per Redemption Share, and the Company will generally commit, in connection with each repurchase offer to use any available funds, either from new investor subscriptions or the disposition of the Company’s investments, to redeem such Redemption Shares within one year after their issuance. Pursuant to the Charter, the Company will redeem Redemption Shares in the order in which they were issued, provided, that to the extent the Company redeems less than the full number of Redemption Shares issued on a specific date, it will do so on a pro rata basis. The Company intends to treat the Redemption Shares as a “senior security” for purposes of the 1940 Act. As a result, the Company must generally have an asset coverage ratio of at least 200%, taking into account the aggregate repurchase obligation with respect to its outstanding Redemption Shares and any other senior securities it may have outstanding, which will limit the number of Redemption Shares the Company may have outstanding at any one time. In addition, in accordance with the 1940 Act, at any time the Company has Redemption Shares outstanding, two of the members of its Board will be designated as subject to election by the holders of such outstanding Redemption Shares, voting as a separate class. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such Company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

IDR Core Property Index Fund Ltd

NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

In connection with its consideration of whether to offer to exchange Common Shares for Redemption Shares, the Board will consider any requests it has received from Stockholders. If the amount of repurchase requests exceeds the number of Common Shares the Company seeks to repurchase, the Company will repurchase or exchange such Common Shares on a pro rata basis. As a result, the Company may repurchase less than the full amount of Common Shares that a Stockholder requests to have repurchased. Further, the Company will not be obligated to repurchase Common Shares or redeem Redemption Shares issued in any repurchase offers if doing so would violate restrictions on distributions under applicable federal or Maryland law, including Section 2-311 of the Maryland General Corporation Law, prohibiting distributions that would cause the Company to fail to meet statutory tests of solvency. If the Company does not repurchase the full amount of a Stockholder’s shares that such Stockholder has requested to be repurchased, or the Board determines not to make repurchases of its Common Shares or to redeem any Redemption Shares issued in connection with prior repurchase offers, Stockholders may not be able to dispose of their Common Shares or Redemption Shares. In addition, any redemption of Redemption Shares issued in connection with repurchase offers will be subject in part to the Company’s available cash and compliance with the REIT qualification rules promulgated under the Code and the 1940 Act. The Company will not borrow funds to redeem Redemption Shares.

While the Company intends to conduct quarterly repurchases of its Common Shares as described above, the Company is not required to do so, and the Board may suspend or terminate the share repurchase program at any time. While it is unlikely to do so, the Company may also conduct repurchases of its Common Stock at other times outside the Share Repurchase Program if it determines that doing so would be in the best interests of the Company.

Redemption Shares are also subject to a number of further significant limitations which preclude redemption by the Company if such redemption (i) could cause the Company to fail to maintain its qualification as a REIT or as a “domestically controlled qualified investment entity” within the meaning of Section 897(h)(4)(B) of the Code, (ii) may cause the Company to be treated as a “pension-held REIT” within the meaning of Section 856(h)(3)(D) of the Code, or (iii) together with all other repurchase offers during any applicable fiscal quarter would require the Company to pay less than $250,000 in respect of such requests.

Default by a Subscribing Investor

All capital commitments by an investor to the Company are irrevocable. Upon any default by an investor to make a capital contribution when due that is not cured within five business days, such defaulting investor shall be deemed a “Defaulted Stockholder” and the Company may take any or all of the following actions, in the Company’s discretion: (i) cause the amount due to bear interest payable to the Company at a rate of the higher of (x) 12% per annum and (y) any default rate per annum that may be imposed by any Eligible Component Fund on the Company in connection with a default by the Company to make a capital contribution when due to such Eligible Component Fund that was caused by the default of the Defaulted Stockholder; (ii) cancel the Defaulted Stockholder’s remaining capital commitment in whole or in part; or (iii) acquire all of the Common Shares and/or Redemption Shares of the Defaulted Stockholder for a price equal to 70% of the then current NAV per share.

8. Investment Transactions

For the year ended June 30, 2022, total capital called by Investment Funds amounted to $14,554,900 and total capital distributions received from Investment Funds amounted to $70,898.

9. Indemnifications

In the normal course of business, the Company enters into contracts that contain a variety of representations which provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, the Company expects the risk of loss to be remote.

10. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein. During this period, purchases of investments in private real estate funds equaled $1,750,000. There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

IDR Core Property Index Fund Ltd

Other Information
June 30, 2022 (Unaudited)

Proxy Voting

The Company is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30, no later than August 31. The Company’s Form N-PX filing and a description of the Company’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1.210.459.0596 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company’s Form N-PORT is available, without charge and upon request, on the SEC’s website at www.sec.gov.

IDR Core Property Index Fund Ltd

Management
June 30, 2022 (Unaudited)

The identity of the members of the Board and the Company’s officers and brief biographical information is set forth below. The Company’s Statement of Additional Information includes additional information about the membership of the Board.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE COMPANY	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN COMPANY COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Interested Directors
Gary A. Zdolshek, 1953	Director, Chairman of the Board, Chief Executive Officer, President	Since Inception	Since 2019, Mr. Zdolshek has served as a Director, the Chief Executive Officer and President of the Company. Since 2020, Mr. Zdolshek has served as the Chairman of the Board	1	None
Thomas J. Bartos, 1953	Director, Chief Financial Officer and Treasurer	Since Inception	Since 2019, Mr. Bartos has served as the Chief Financial Officer and Treasurer of the Company. Since 2020, Mr. Bartos has served as a Director of the Company	1	None
Independent Directors
Geoffery Dohrmann, 1951	Director	Since Inception	Since 2020, Mr. Dohmann has served as a Director of the Company; President and Chief Executive Officer, Institutional Real Estate, Inc.	1	Director, Institutional Real Estate, Inc.; Trustee, Bailard REIT
Lawrence Wolf, 1962	Director	Since Inception	Since 2020, Mr. Wolf has served as a Director of the Company	1	None
Steven H. Reiff, 1952	Director	Since Inception	Since 2020, Mr. Reiff has served as a Director of the Company	1	None
Executive Officers Who are Not Directors
Brian Thomas, 1983	Secretary	Since Inception	Senior Investment Analyst at IDR Investment Management, LLC	N/A	N/A
Garrett E. Zdolshek, 1980	Chief Investment Officer	Since Inception	Portfolio Manager at IDR Investment Management, LLC	N/A	N/A
Roger Pries, 1965	Chief Compliance Officer	Since 2022	Fund Chief Compliance Officer, ACA Group; Compliance Officer, Citi Fund Services	N/A	N/A

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Investment Adviser
IDR Investment Management, LLC
3 Summit Park Dr., Suite 450
Independence, OH 44131

Custodian
Wilmington Savings Fund Society, FSB
500 Delaware Avenue, 11th Floor
Wilmington, DE 19801

Fund Administrator, Transfer Agent, and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212-3949

Independent Registered Public Accounting Firm
RSM US LLP
30 S. Wacker Dr., Suite 3300
Chicago, IL 60606

(b) Not applicable.

Item 2.	Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of directors has determined that Lawrence Wolf is qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year is $45,000 for 2022 and $30,000 for 2021.

Audit-Related Fees

(b) The aggregate fees billed for the fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2021. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2022 and $0 for 2021.

All Other Fees

(d) The aggregate fees billed for the fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year of the registrant was $0 for 2022 and $0 for 2021.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

IDR Core Property Index Fund Ltd has delegated its proxy voting responsibility to its investment adviser, IDR Investment Management, LLC (the “Adviser”). The proxy voting policies and procedures of the Adviser (these “Proxy Voting Policies and Procedures”) are set forth below. These Proxy Voting Policies and Procedures are reviewed periodically by the Adviser and the Company’s non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, any capitalized terms not defined therein shall have the meaning ascribed to them in the Compliance Policies & Procedures Manual of the Adviser, currently in effect as of the date hereof.

Policy

In accordance with Rule 206(4)-6 under the Advisers Act, it is the policy of the Company to vote all proxies in respect of securities in client accounts (“Client Securities”) over which the Company has voting discretion in a manner consistent with best interests of the Company’s clients. Given the Company’s business of investing in private real estate funds (limited partnerships), proxy voting is often not applicable.

Responsibility

The CCO is responsible for ensuring adherence to the Company’s Proxy Voting Policy.

Procedures

The Company generally will monitor proposed corporate actions and proxy issues regarding Client Securities, and may take any of the following actions based on the best interests of our clients: (i) determine how to vote the proxies, (ii) abstain, or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Company will determine how to vote proxies based on our reasonable judgment of the vote most likely to produce favorable financial results for our clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management and maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. However, the Company will consider both sides of each proxy issue.

Conflicts of Interest

Conflicts of interest between the Company or a principal of the Company and the Company’s clients in respect of a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of Client Securities.

If the Compliance Officer determines that a material conflict of interest exists, the following procedures shall be followed:

•	The Company may abstain from voting; or

•	The Company may follow the recommendations of an independent proxy voting service in voting the proxies.

Disclosure

A summary of the Company’s Proxy Voting Policy will be included in the Company’s Disclosure Brochure. The full text of the Company’s Proxy Voting Policy will be provided to investors upon request.

Recordkeeping Requirements

The Company shall maintain the following records relating to this Policy:

•	A copy of the Policy as it may be amended from time to time.

•	A copy of each proxy statement received by the Company in respect of Client Securities. This requirement may be satisfied by relying on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement (provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request), or the Company may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system.

•	A record of each vote cast by the Company on behalf of a client. This requirement may be satisfied by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast (if the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

•	A copy of any document created by the Company that was material to making a decision about how to vote proxies on behalf of a client or that memorializes the basis for that decision.

•	A copy of each written investor request for information about how the Company voted proxies on behalf of the client, and a copy of any written response by the Company to any such (written or oral) investor request.

All of the foregoing records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of the Company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Adviser who are primarily responsible for the day-to-day portfolio management of the Fund as of June 30, 2022:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Garrett E. Zdolshek	Chief Investment Officer	Chief Investment Officer since 2020	Portfolio Manager at IDR Investment Management, LLC

(a)(2) Other Accounts Managed by Portfolio Manager(s) and Potential Conflicts of Interest

As of June 30, 2022, Garrett E. Zdolshek, as the portfolio manager primarily responsible for the day-to-day management of the Fund, does not presently serve in a similar capacity for any other registered investment companies. In addition, while he has done so in the past and may do so again in the future, Garrett E. Zdolshek does not presently manage any other pooled investment vehicles or other accounts.

Conflicts of Interest

The Fund’s portfolio manager serves or may serve as an officer, director or principal of entities that operate in the same or related lines of business as the Fund or of investment funds managed by the Manager or affiliates of the Fund. Accordingly, they may have obligations to investors in those entities that may require him to devote time to services for other entities, which could interfere with the time available to provide services to the Fund. In addition, although other investment funds managed by the Manager may have different primary investment objectives than the Fund, they may from time to time invest in asset classes similar to those targeted by the Fund. The Manager is not restricted from raising an investment fund with investment objectives similar to the Fund’s. Furthermore, the Fund may not be given the opportunity to participate in certain investments made by such entities.

As a result of the arrangements described above, there may be times when the Fund’s portfolio manager has interests that differ from those of Stockholders, giving rise to a conflict of interest.

(a)(3) Compensation Structure of Portfolio Manager

None of the Fund’s investment personnel, including its portfolio manager, receives any direct compensation from the Fund in connection with the management of the Fund’s portfolio. Garrett E. Zdolshek, through his financial interests in the Manager, is entitled to a portion of any profits earned by the Manager, which includes any fees payable to the Manager under the terms of the Management Agreement, less expenses incurred by the Manager in performing its services under the Management Agreement.

The specific form of compensation of a portfolio manager may also include a variety of components and may vary from year to year based on a number of factors. In particular, a portfolio manager may also receive, all or some combination of a salary and a bonus.

Base compensation

Generally, when a portfolio manager receives base compensation, it is based on their individual seniority and their position within the firm.

Discretionary compensation

In addition to base compensation, a portfolio manager may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Portfolio Manager:	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Garrett E. Zdolshek	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b) Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

Item 11.	Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	IDR Core Property Index Fund Ltd

By (Signature and Title)*	/s/ Gary A. Zdolshek
Gary A. Zdolshek, President
(Principal Executive Officer)

Date	September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)*	/s/ Gary A. Zdolshek
Gary A. Zdolshek, President
(Principal Executive Officer)

Date	September 7, 2022

By (Signature and Title)*	/s/ Thomas J. Bartos
Thomas J. Bartos, Treasurer
(Principal Financial Officer)

Date	September 7, 2022